                                                           CONFORMED     1.



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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):     March 15, 1995


             MARINE MIDLAND BANK  (Formerly Marine Midland Bank, N.A.)
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               (Exact name of registrant as specified in its charter)


                    MARINE MIDLAND HOME EQUITY LOAN TRUST 1991-A
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                     (Issuer with respect to the Certificates)



                 New York              33-36879          Applied for
     -----------------------------   ------------   -----------------------
      (State or Other Jurisdiction   (Commission      (I.R.S. Employer
      of Incorporation)              File Number)    Identification No.)



      One Marine Midland Center, Buffalo, New York                14240
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      (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (716) 841-2424
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                                                            FORM 8-K     2.



     ITEM 5.  Other Events
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             On behalf of Marine Midland Home Equity Loan Trust 1991-A

    (the "Trust"), a trust created pursuant to the Pooling and Servicing

    Agreement, dated as of June 1, 1991, between Marine Midland Bank

    (the "Bank"), as transferor and servicer, and Manufacturer's and Traders

    Trust Company, as trustee, the Bank has caused to be filed with the

    Commission the February 1995 Monthly Servicing Certificate with respect to the Trust.  This Monthly Servicing Certificate is filed pursuant to and in accordance with (1) a no-action request filed with the Commission by

    Marine Midland Automotive Financial Corporation, originator of the

    Marine Midland 1987-1 Trust, and the Bank, as servicer, and approved on

    September 16, 1987, (2) numerous no-action letters already issued by the Staff of the Commission with respect to trusts substantially similar to the Trust and (3) current Commission policy in this area.

    The filing of the Monthly Servicing Certificate will occur subsequent to each monthly distribution to holders of the Trust's Home Equity

    Loan Asset Backed Certificates.



     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS
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              (c)  Exhibits

                   Exhibit No.
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                       28          Monthly Servicing Certificate of the
                                   Trust for the month February 1995.

                                                            FORM 8-K     3.



                                     SIGNATURES
                                     ----------



          Pursuant to the requirements of the Securities Exchange Act of

     1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Marine Midland Bank
                                (Formerly Marine Midland Bank, N.A.)
                          -------------------------------------------------
                          (Exact name as specified in registrant's charter)


                            Marine Midland Home Equity Loan Trust 1991-A
                            --------------------------------------------
                              (Issuer with respect to the Certificates)



     Date:    March 21, 1995       /s/          Gerald A. Ronning
           --------------------   -----------------------------------------
                                                Gerald A. Ronning
                                             Executive Vice President
                                                   & Controller